THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JULY 4, 2011.

WITHOUT THE PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE (THE "EXCHANGE") AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL JULY 4, 2011.

Principal Amount
No. 2011-J01	(CDN) $580,000

DEBENTURE CERTIFICATE

VOICE MOBILITY INTERNATIONAL, INC.

SECURED DEBENTURE

For value received, VOICE MOBILITY INTERNATIONAL, INC. (the "Borrower") hereby acknowledges itself indebted and hereby promises to pay to:

<>

(the "registered holder")

the outstanding principal amount of this Debenture and all accrued and unpaid interest thereon (the "Debt"), on July 1, 2011 (the "Repayment Date").

The Debenture shall be dated as of the date of original issue (the "Closing Date"). Unless otherwise stated, all dollar figures herein are expressed, and all payments due and owing hereunder shall be made, in Canadian Dollars.

Repayment of Principal

The Debt shall be repayable by the Borrower to the registered holder on the Repayment Date, provided that the Repayment Date shall accelerate and the Debt shall thereafter be repayable within 5 business days of the Borrower completing a financing or a series of financings in an amount of not less than CDN $700,000 (the "Accelerated Repayment Date").

Subject to any agreement otherwise between the Borrower and the registered holder, on the Repayment Date, or the Accelerated Repayment Date as circumstances dictate, the registered holder shall present and surrender the Debenture to the Borrower, and the Borrower shall forthwith pay to the registered holder the Debt in its entirety.

Interest

Interest shall accrue on the outstanding principal amount of this Debenture from time to time at a rate of 12% per annum on the outstanding principal amount of the Debt compounded monthly and payable upon the Repayment Date, or the Accelerated Repayment Date as circumstances dictate. From the date of the occurrence of an Event of Default, as defined herein, until the date on which the Debt has been repaid in full, interest shall accrue at a rate of 20% per annum on the outstanding principal amount of the Debt compounded monthly.

Transferability

Subject to applicable securities laws, the Debenture and any part thereof may be transferred or sold by the Purchaser to a third party upon the Purchaser providing the Borrower with 10 days written notice to the Borrower.

Payment Procedure

All sums due and owing hereunder by the Borrower shall be made by delivering a cheque made payable to the account of the registered holder and sent by pre-paid ordinary mail to the last address of the registered holder appearing on the register of Debentures. If any payment is to be made on a day that is not a business day in the Province of British Columbia, such payment or delivery shall be made by the Borrower on the following business day.

The mailing of such cheque shall be deemed to satisfy and discharge in full the Borrower's liability for payment to the extent of the sum represented by said cheque unless said cheque is not paid at par on presentation, as of the date of mailing. In the event that a cheque is lost and another cheque is issued in replacement thereof, the payment of any sum represented by said cheque shall be deemed to have been made, satisfied and discharged in full on the original date of mailing, including but not limited for the purpose of any penalty thereon.

Prepayment

The Borrower may at any time and from time to time prior to the Repayment Date, or the Accelerated Repayment Date as circumstances dictate, prepay the Debentures in full or in part, including accrued and unpaid interest, at any time, without penalty. Any prepayment of the Debentures will first be applied to any accrued and unpaid interest and then to the outstanding principal amount.

Security

The outstanding Principal Amount of this Debenture, together with any and all accrued but unpaid interest thereon will be secured by way of a General Security Agreement (the "GSA") over all present and after acquired property and assets (both real and personal property) of the Borrower, in addition to the specific security set forth in the Subscription Agreement (the "Subscription Agreement") pursuant to which this Debenture is issued.

Resale Restrictions and Certificate Legends

The Debenture was issued pursuant to exemptions ("Exemptions") from the registration and prospectus requirements of applicable securities laws. As a result of the Borrower's reliance on Exemptions, the Debenture will be subject to a number of statutory restrictions on resale and transfer. Until the restrictions on resale and trading expire, the registered holder will not be able to sell or trade the Debenture unless the registered holder complies with an exemption from the prospectus and registration requirements under applicable securities laws.

The Debenture has not been and will not be registered under the United States Securities Act of 1933 (the "1933 Act"), as amended, or any State securities laws, and may not be offered, sold, pledged or otherwise transferred or assigned, directly or indirectly, in the United States or by or to a U.S. Person (as defined in Regulation S promulgated under the 1933 Act) without registration under the 1933 Act and any applicable State securities laws, unless an exemption from registration is available. The Borrower has no present intention and is not obligated under any circumstances to register the Debenture or to take any other actions to facilitate or permit any proposed resale or transfer thereof in the United States or otherwise by or to a U.S. Person.

The foregoing is a summary only and is not intended to be comprehensive or exhaustive, or to apply in all circumstances. The registered holder is advised to consult with its own advisors concerning its particular circumstances and the particular nature of the restrictions on transfer, the extent of the applicable hold period and the possibilities of utilizing any further Exemptions or the obtaining of a discretionary order to transfer the Debenture. Accordingly, the registered holder is further advised against attempting to resell or transfer the Debenture until they have determined that any such resale or transfer is in compliance with the requirements of all applicable securities laws, including but not limited to compliance with restrictions on certain pre-trade activities and the filing with the appropriate regulatory authority of initial trade and other reports required upon any resale of the Debenture.

Until such time as they are no longer required, the Borrower may place a legend on the certificate representing the Debenture as may be required under applicable securities laws or other requirements, or as it may otherwise deem necessary or advisable.

Debenture Register and Effecting Transfers

The Borrower shall keep a register (the "Register"), in which shall be entered the name and address of the registered holder of the Debenture and the outstanding principal amount of the Debenture held by them. The Borrower may treat the person named in the Register as the absolute owner of the Debenture for all purposes, and the Borrower shall not be affected by any notice or knowledge to the contrary except where the Borrower is required to take notice by statute or by order of a court of competent jurisdiction.

To effect the transfer of the Debenture, the registered holder thereof, or its duly appointed executor, administrator or other legal representative as evidenced by written instrument in form, content and execution satisfactory to the Borrower (collectively, a "transferor"), shall present and surrender the Debenture to be transferred, together with a duly completed and executed "Notice of Transfer" in the form attached hereto as Schedule "A" (collectively, the "Transfer Documentation"), to the Borrower at the address set out on the first page hereof, unless otherwise directed by the Borrower in writing.

Upon delivery of the duly completed and executed Transfer Documentation and the satisfaction of all other requirements of the Borrower, the transferee shall be entered in the Register as the owner of the Debenture. Within ten business days, the Borrower shall send or cause to be sent a new certificate representing the transferred Debenture, registered in the name of the transferee, by pre-paid ordinary mail to the transferee at the address of the transferee appearing on the Register.

Replacement Certificate

In the event that the certificate representing the Debenture is lost, stolen, mutilated or destroyed, the Borrower may on such terms as it may in its sole discretion impose, including but not limited to the payment of any administration fee and the provision of any indemnity by the registered holder thereof, issue and countersign a new certificate of like tenor, denomination and date as the certificate so lost, stolen, mutilated or destroyed.

Events of Default

Upon an event of default as set out below (an "Event of Default"), the outstanding principal amount of this Debenture may be declared due and payable by the registered holder. An Event of Default, for purposes of this Debenture, is defined as any of the following events:

(a)

if the Borrower makes default in payment when due of any payment of principal or interest required under this Debenture, and such default continues for a period of five business days after notice in writing has been given by the registered holder to the Borrower specifying such default and requiring the Borrower to rectify the same;

(b)

if the Borrower makes default in observing or performing any other condition or covenant of this Debenture or in the Subscription Agreement on its part to be observed or performed, and such default continues for a period of 5 days after notice in writing has been given by the registered holder to the Borrower specifying such default and requiring the Borrower to rectify the same;

(c)

if a decree or order of a court having jurisdiction in the premises is entered (i) ordering the winding-up or liquidation of the Borrower or any of its subsidiaries; (ii) adjudging the Borrower or any of its subsidiaries a bankrupt or insolvent under the Bankruptcy and Insolvency Act (Canada) or any other bankruptcy, insolvency or analogous laws; (iii) appointing a receiver over the Borrower or any of its subsidiaries or over all or any substantial part of their property; or (iv) issuing sequestration or execution against all or any substantial part of the Borrower or any of its subsidiaries' property; unless in each case the Borrower or any of its subsidiaries actively and diligently contests in good faith such decree or order and has such decree or order stayed on or before the date that is 45 days after the issue of such decree or order by the court;

(d)

if the holder of any security interest against any of the assets of the Borrower or any of its subsidiaries obtains any judgment to enforce its security interest against said assets or otherwise obtains rights to realize on said assets, and the Borrower or any of its subsidiaries fails to actively and diligently contest same in good faith and have such judgment or right stayed or otherwise set aside;

(e)

if the Borrower or any of its subsidiaries makes or agrees to make a bulk sale of assets to an acquirer (other than the Borrower or a person that directly or indirectly controls, is controlled by, or is under common control with the Borrower), or ceases or threatens to cease to carry on business; or

(f)

if a resolution is passed for the winding-up or liquidation of the Borrower or any of its subsidiaries; or if the Borrower or any of its subsidiaries institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of or the filing of any petition for, bankruptcy or insolvency proceedings against it, under the Bankruptcy and Insolvency Act (Canada), the Companies Creditors Arrangement Act (Canada) or any other bankruptcy, insolvency or analogous laws; or if the Borrower or any of its subsidiaries consents to the appointment of a receiver over the Borrower or over all or any substantial part of their property, makes a general assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any of the aforesaid purposes.

The registered holder may waive any breach or default by the Borrower in the observance or performance of any condition, covenant or agreement contained in this Debenture or any other event which, without such waiver, would cause the Debt to become immediately due and owing, but no such waiver or other act or omission of the registered holder will extend to or affect any subsequent breach, default or other event, or the rights accruing to the registered holder resulting therefrom.

Miscellaneous Provisions

Nothing in this certificate or in the holding of this Debenture shall be construed as conferring upon the registered holder any right or interest whatsoever as a shareholder of the Borrower or entitling the registered holder to any right or interest in respect of any common shares of the Borrower except as herein expressly provided. The Borrower shall not be prohibited from issuing any other form of debt or debt security, including but not limited to secured debt, as a result of the Debentures or any of the Securities.

Upon the repayment of the total outstanding Debt, all rights under this Debenture, other than the right to receive payment to which the registered holder is entitled on such repayment, as applicable, shall wholly cease and terminate and this Debenture shall be void and of no further force or effect or value.

Any delivery or surrender of documents shall be valid and effective if delivered personally or if sent by registered letter, postage pre-paid. Any notice shall be valid and effective if delivered or sent as aforesaid or if electronically transmitted by facsimile transmission tested for reception prior to use, addressed to:

(a)	if to the Borrower:

Attention: President
VOICE MOBILITY INTERNATIONAL, INC.
Suite 107-645 Fort Street
Victoria, BC V8W 1G2

(b)	if to the registered holder, at its last address appearing in the Register,

and shall be deemed to have been effectively given and received on, as applicable, the date of personal delivery, the fifth business day after the date of mailing, or the first business day after the date of facsimile transmission. In the case of disruption in postal services, any delivery or surrender of documents or notice sent by mail shall not be deemed to have been effectively given and received until it is delivered. The Borrower and the registered holder may from time to time change their address for service hereunder by notice in writing delivered in one of the foregoing manners.

This Certificate is to be governed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein. The parties hereby attorn to the jurisdiction of the courts of British Columbia in the event of any dispute hereunder. Time is of the essence hereof.

IN WITNESS WHEREOF the Borrower has caused this Certificate to be signed by a duly authorized signatory of the Borrower as of this 4th day of March, 2011.

VOICE MOBILITY INTERNATIONAL, INC.

Per:
Authorized Signatory

SCHEDULE "A"
to the Secured Debenture
of VOICE MOBILITY INTERNATIONAL, INC.

TRANSFER FORM

FOR VALUE RECEIVED, the undersigned (the "Transferor") hereby sells, assigns and transfers to:

[Name of Transferee]

of
[Address of Transferee]

(CDN)$__________________  in the principal amount of the Secured Debenture (the "Debenture"), issued by VOICE MOBILITY INTERNATIONAL, INC. (the "Borrower"), represented by the enclosed Debenture Certificate (if no amount is specified, the Transferor will be deemed to be transferring the entire principal amount) and does hereby irrevocably constitute and appoint:

as attorney to transfer said principal amount of Debentures on the books of the Borrower with full power of substitution in the premises.

DATED the _____ day of ________________, 20____ .

}
}
}
	}	Print Name of registered holder as on certificate
}
X	}	X
Signature of Witness	}	Signature of registered holder or Signatory thereof
[Please Note Instruction 2]	}
}
	}	If applicable, print Name and Office of Signatory
}
}
	}	Street Address
}
}
	}	City, Province and Postal Code

INSTRUCTIONS:

1. The registered holder of a Debenture may exercise its right to transfer its Debenture by completing and surrendering this Transfer Form and the ORIGINAL Debenture Certificate representing the Debentures being transferred to the Borrower, as provided for in the Debenture Certificate. Certificates representing the transferred Debenture will be sent by prepaid ordinary mail to the address above within five business days after the receipt of all required documentation.

2. The signature of the registered holder on this Transfer Form must be medallion guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange, and the registered holder must pay to the Borrower all applicable taxes and other duties.

3. If this Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, this Transfer Form must be accompanied by evidence of authority to sign satisfactory to the Borrower.